Exhibit 99.1

PAN AMERICAN GOLDFIELDS LTD.

TRANSITION AND SETTLEMENT AGREEMENT

This Transition and Settlement Agreement (this “Agreement”) is effective as of June       , 2013 (the “Effective Date”) by and among Pan American Goldfields Ltd. (“Pan American”), Messrs. Neil Maedel, Hernan Celoririo, George Young, Randy Buchamer, Gary Parkinson and Robert Knight (collectively, the “Departing Directors”), Vortex Capital Ltd., Vortex Capital Global Precious Metals Fund, Vortex Capital Asset Management Limited (collectively, the “Vortex Group”), and each of Messrs. Laurent Deydier, Balbir Bindra, William R. Majcher, Emilio Alvarez, Bruno Le Barber (the “Vortex Nominees”, and collectively with the Vortex Group, the “Vortex Parties”), and Ricardo Marcos Touche (together with the Vortex Nominees, the “Directors”).  Pan American, each of the Departing Directors, each of the Vortex Parties, and Mr. Touche shall each be referred to herein as a “Party” and collectively, as the “Parties.”

RECITALS

Pan American and the Vortex Group jointly submitted an Order Setting Meeting Date and Quorum Rule (the “Order”), which the Delaware Court of Chancery entered on March 1, 2013.

Under the Order, the Parties agreed that Pan American would hold an annual meeting of stockholders on June 17, 2013 (the “Annual Meeting”) and that all Board seats would be up for election at the Annual Meeting.

On March 19, 2013, the Vortex Group submitted a Notice of Stockholder Nomination (the “Notice”) to Pan American in which it nominated five (5) directors.

On May 20, 2013, Pan American filed its definitive proxy statement with the Securities and Exchange Commission (“SEC”) in which Pan American nominated the following seven (7) directors: (i) George Young and Hernan Celorrio to hold office until the 2014 Annual Meeting, (ii) Randy Buchamer, Ricardo Ernesto Marcos Touche and Robert Knight to hold office until the 2015 Annual Meeting, and (iii) Gary Parkison and Neil Maedel to hold office until the 2016 Annual Meeting.

On June 11, 2013, counsel for Pan American delivered a letter to the Vortex Group questioning the sufficiency of the Notice (the “June 11 Letter”).

On June 12, 2013, the Vortex Group filed its revised definitive proxy statement with the SEC in which the Vortex Group nominated the Vortex Nominees as follows (i) Laurent Deydier to hold office until the 2014 Annual Meeting, (ii) Balbir Bindra and William R. Majcher to hold office until the 2015 Annual Meeting, and (iii) Emilio Alvarez and Bruno Le Barber to hold office until the 2016 Annual Meeting.

On June 13, 2013, counsel for the Vortex Group delivered a letter to counsel for Pan American disagreeing with the allegations set forth in the June 11 Letter and reasserting the position of the Vortex Group that the Notice was valid.

At the Annual Meeting, the following actions occurred: (i) Pan American took the position that the Vortex Nominees should be excluded from consideration at the Annual Meeting and (ii) the Vortex Group objected to Pan American’s purported exclusion and asserted the nomination of the Vortex Nominees was valid and sufficient.

IVS Associates, Inc., the independent inspector of elections was asked to prepare a report of the preliminary results of the voting at the Annual Meeting (the “IVS Report”).

Based on the IVS Report, the following were the six individuals receiving the most votes from stockholders at the Annual Meeting: Laurent Deydier, Balbir Bindra, William R. Majcher, Emilio Alvarez, Bruno Le Barber and Ricardo Ernesto Marcos Touche.

The Parties have determined that the interests of Pan American and its stockholders would be best served at this time by, among other things, (i) avoiding litigation concerning actions taken by the Parties at the Annual Meeting and the expense and disruption that may result therefrom, (ii) determining the composition of the Pan American Board of Directors (the “Board”) and (iii) setting forth the treatment of the Departing Directors, and to come to an agreement with respect to these and certain other matters, as provided in this Agreement

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Annual Meeting Matters.

a.                                                                                                        Each of the Parties agrees for purposes of this Agreement the Notice will be deemed valid and the nomination of the Vortex Nominees was submitted for a vote of stockholders at the Annual Meeting.

b.                                                                                                        Each of the Parties agrees that the six individuals receiving the most votes from stockholders at the Annual Meeting — Laurent Deydier, Balbir Bindra, William R. Majcher, Emilio Alvarez, Bruno Le Barber and Ricardo Ernesto Marcos Touche — were elected to the Board at the Annual Meeting.

c.                                                                                                         Each of the Parties agrees for purposes of this Agreement the votes reported at the Annual Meeting are as set forth in the IVS Report dated June 19, 2013.

2.                                      Board Matters.

a.                                                                                                        Board Composition:  Each of the Parties agrees that the Board shall consist of Laurent Deydier, Balbir Bindra, William R. Majcher, Emilio Alvarez, Bruno Le Barber and Ricardo Ernesto Marcos Touche and that such individuals shall be placed into existing classes of the Board as follows: (i) Laurent Deydier and Ricardo Ernesto Marcos Touche serving in the class of directors holding office until Pan American’s 2014 Annual Meeting of stockholders, (ii) Balbir Bindra and William R. Majcher serving in the class of directors holding office until Pan American’s 2015 Annual Meeting of stockholders and (iii) Emilio Alvarez and Bruno Le Barber serving in the class of directors holding office until Pan American’s 2016 Annual Meeting of stockholders.  Each of the Parties further agrees that there is one vacancy in the class of directors holding office until Pan American’s 2015 Annual Meeting of stockholders.

b.                                                                                                        Departing Directors:  Each of the Departing Directors to confirm that they are no longer members of the Board has agreed to execute and deliver as of the Effective Date a Resignation Agreement substantially in the form attached hereto as Exhibit A (the “Resignation Agreement”).

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3.                                      Treatment of Departing Directors.  Each of the Parties agrees to, and to take all actions necessary to: (i) maintain in effect the Director Indemnification Agreements entered into with the Departing Directors, (ii) maintain the levels of protection accorded the Departing Directors under the current exculpation and indemnification provisions of Pan American’s Certificate of Incorporation or By-Laws and (iii) ensure any insurance coverage for director and officer liability that Pan American decides to maintain in its sole discretion following the Effective Date also covers the Departing Directors.

4.                                      Related Party Transactions.  The Company will, following the Effective Date, take all actions necessary to, make sure that a committee of independent directors evaluates and approves any potential transaction involving Pan American and any of its directors, officers, beneficial holders of more than 5% of its voting securities or any of their respective affiliates, including, but not limited to, Mario Ayub Touche.

5.                                      Consulting Agreement.  Mr. Maedel has resigned as Executive Chairman as of the Effective Date and agrees to enter into a Consulting Agreement substantially in the form attached hereto as Exhibit B (the “Consulting Agreement”), pursuant to which he shall serve as senior advisor to the Board for the period from the Effective Date until December 31, 2013, for a monthly advisory fee equal to US$5,000 (the “Advisory Fee”).

6.                                      Option and Warrant Exchange and Share Issuance Agreement.

a.                                                                                                        Pan American and each of the Departing Directors shall enter into an Option and Warrant Exchange and Share Issuance Agreements substantially in the form attached hereto as Exhibit C (the “Issuance Agreement”), which shall be effective as of the Effective Date.

b.                                                                                                        Pan American shall (i) hereby instruct its transfer agent, American Stock Transfer, to issue the shares issuable pursuant to the Option and Warrant Exchange and Share Issuance Agreement, and that such shares issuable thereunder shall be issued pursuant to Rule 4(2), or other applicable exemption, under the Securities Act of 1933 or rules promulgated thereunder and (ii) take such actions as are necessary for such shares to be issued to the Departing Directors.]

7.                                      Transition Period.

a.                                                                                                        Each of Parties hereto shall reasonably cooperate to smoothly transition management of Pan American, including without limitation, (a) preservation and transfer of all corporate documents, (b) transfer of control of the bank accounts (and all account information) and replacement of authorized signatories, (c) resignations and appointments of board members and/or legal representatives of Pan American’s Subsidiaries, (d) identify, pay and collection payables and receivables, and (e) all such other matters with respect to the transition of the business reasonably requested by the Directors.

b.                                                                                                        Each of the Parties agrees that Pan American shall file with the SEC a Form 8-K in a form mutually agreeable to the Parties describing the provisions of this Agreement and disclosing the vote count of the Annual Meeting.

8.                                      Payment of Fees.  Each of Parties agrees that DLA Piper LLP and MacKenzie Partners, Inc. shall be reimbursed by Pan American for their outstanding reasonable, documented out-of-pocket fees and expenses for services rendered for Pan American that were incurred through the Effective Date, including any expenses that were incurred in connection with the proxy solicitation and Annual Meeting.

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Such amounts, which the Departing Directors represent and warrant to, are set forth on Schedule I.  Such reimbursement shall take place no later than [   ] days following the Effective Date.

9.                                      Mutual Release.  To the fullest extent permitted by applicable law (i) Pan American shall forever fully release, discharge and hold harmless each of the Departing Directors and each of the Vortex Parties, (ii) each of the Departing Directors shall forever fully release, discharge and hold harmless Pan American and each of the Vortex Parties, and (iii) each of the Vortex Parties shall forever fully release, discharge and hold harmless each of the Departing Directors and Pan American, in each case from and against any and all known or unknown, present or future, fixed or contingent claims of any nature whatsoever arising out of actions, events or omissions occurring on or prior to the Effective Date excluding for the sake of clarity any claims arising out of the performance of this Agreement, provided, however, that the releases contemplated by this Section 9 shall not cover any claims relating to or arising from possible fraud, breach of the duty of loyalty or willful misconduct.

10.                               Covenants Not to Sue.  Each of Pan American, the Departing Directors and the Vortex Parties further promises and agrees not to sue any of the other Parties with respect to any claim covered by the release provisions of this Agreement.

11.                               Nondisparagement.  The Parties agree they will not make any voluntary statements, written or verbal, or cause or encourage others to make any such statements that defame, disparage or in any way criticize the reputation, business practices or conduct of any other Party hereto.

12.                               Further Assurance.  The Parties agree to co-operate, perform all such further acts and things and execute and deliver all such other agreements, instruments and documents as reasonably necessary to implement each of the items agreed in this Agreement.

13.                               Governing Law.  This Agreement is governed by Delaware law and all legal proceedings regarding its terms, the Parties rights hereunder, or any alleged breach, shall be brought exclusively in Delaware, with each Party agreeing to consent to personal jurisdiction, to waive any defense of inconvenient forum, to accept service of process via first class mail and Federal Express and further agreeing to waive trial by jury.  Each of the Parties agrees that, in the event of a breach or threatened breach of this Agreement by any other Party, the other Parties shall be entitled, in addition to any other remedies to which they may be entitled at law, to equitable relief, including a right to rescind or set aside agreements executed or actions taken in violation of this Agreement, and an injunction or injunctions, to prevent any breaches and to enforce specifically this Agreement’s terms and provisions.  In the event of litigation concerning this Agreement, the prevailing party shall be entitled to recover its reasonable attorney’s fees and expenses.

14.                               Integrated Agreement.  The Parties acknowledge and agree that no promises or representations were made to them concerning the subject matter of this Agreement which do not appear written herein and that this Agreement contains the entire agreement of the Parties on the subject matter thereof.  The Parties further acknowledge and agree that parol evidence shall not be required to interpret the intent of the Parties.

15.                               Voluntary Execution.  The Parties hereby acknowledge that they have read and understand this Agreement and that they sign this Agreement voluntarily and without coercion.

16.                               Waiver, Amendment and Modification of Agreement; Assignment.  The Parties agree that no waiver, amendment or modification of any of the terms of this Agreement shall be effective unless in writing and signed by all Parties affected by the waiver, amendment or modification.  No waiver of any term, condition or default of any term of this Agreement shall be construed as a waiver of any other term,

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condition or default.  The rights and liabilities of the Parties hereto shall bind and inure to the benefit of their respective successors, heirs, executors and administrators, as the case may be.

17.                               Survival.  Sections 8 through 22 shall survive termination or expiration of this Agreement.

18.                               Drafting.  The Parties agree that this Agreement shall be construed without regard to the drafter of the same and shall be construed as though each party to this Agreement participated equally in the preparation and drafting of this Agreement.

19.                               Counterparts.  This Agreement may be signed in counterparts and said counterparts shall be treated as though signed as one document.

20.                               Attorneys’ Fees.  Each Party shall be responsible for its own legal fees incurred in connection with the entering into of this Agreement, provided, however, nothing in this Agreement shall limit the ability of the Vortex Parties to seek reimbursement from Pan American for its costs and expenses relating to their proxy solicitation and the Annual Meeting.

21.                               Injunctive Relief.  Each Party acknowledges and agrees that damages will not be an adequate remedy in the event of a breach of any of the other Party’s obligations under this Agreement.  Each Party therefore agrees that other Party shall be entitled (without limitation of any other rights or remedies otherwise available to such Party and without the necessity of posting a bond) to obtain an injunction from any court of competent jurisdiction prohibiting the continuance or recurrence of any breach of this Agreement.

22.                               Notice.  Any notices provided hereunder must be in writing and such notices or any other written communication shall be deemed effective: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient or, if not sent during normal business hours, then on the next business day; (iii) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF this Agreement has been executed as of the date first written above.

PAN AMERICAN GOLDFIELDS LTD.

Name: Neil Maedel
Title: Executive Chairman

[Signature Page to Transition and Settlement Agreement]

VORTEX CAPITAL LTD.

Name:
Title:

VORTEX CAPITAL GLOBAL PRECIOUS METALS FUND,

Name:
Title:

VORTEX CAPITAL ASSET MANAGEMENT LIMITED

Name:
Title:

[Signature Page to Transition and Settlement Agreement]

Neil Maedel

Hernan Celoririo

George Young

Randy Buchamer

Gary Parkinson

[Signature Page to Transition and Settlement Agreement]

Name: Laurent Deydier

Name: Balbir Bindra

Name: William R. Majcher

Name: Emilio Alvarez

Name: Bruno Le Barber

[Signature Page to Transition and Settlement Agreement]

Exhibit A
Form of Director Resignation

June       , 2013

Pan American Goldfields Ltd.
570 Granville Street, Suite 1200
Vancouver, BC

Attn: Board of Directors

Re: Resignation Notice

To the Board of Directors of Pan American Goldfields Ltd.:

I hereby resign from the Board of Directors (the “Board”) of Pan American Goldfields Ltd. (the “Company”), with my resignation to be effective upon the Board’s acceptance of such resignation.  There were no disagreements between the Company and me relative to this resignation.

I would like to take this opportunity to thank the Company and the other Board members for the opportunity to serve on the Board.  I also wish you all the success going forward.

Sincerely,

[Name]

Exhibit B
Form of Consulting Agreement

[See attached]

Exhibit C
Form of Option and Warrant Exchange and Share Issuance Agreements

[See attached]

Schedule I

Professional Fees

1. DLA Piper LLP (US):	$350,000
2. MacKenzie Partners, Inc.:	$100,000